Exhibit (g)(4) under Form N-1A

Exhibit 10 under Item 601/Reg. S-K

TWENTY-SEVENTH AMENDMENT TO

CUSTODY AGREEMENT

THIS AMENDMENT TO CUSTODY AGREEMENT (“Amendment”) is by and between the registered investment companies listed on Schedule II to the Agreement, as may be amended from time to time, (each standalone registered investment company and each Series a “Fund” and collectively the “Funds”) and The Bank of New York Mellon (the “Custodian”).

W I T N E S S E T H:

WHEREAS, the Funds and the Custodian are parties to that certain Custody Agreement (the “Agreement”) dated June 7, 2005, as amended, and between the Funds listed on Schedule II of the Agreement, as amended and restated by Exhibit A attached hereto and the Custodian;

WHEREAS, each Fund is registered as a management investment company under the Investment Company Act of 1940, as amended;

WHEREAS, the Funds and the Custodian desire to add certain Funds to the Schedules; and

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1.       The Funds listed in Schedule II to the Agreement, Schedule I of the Joint Trading Account Agreement, and Schedule I of the Foreign Custody Manager Agreement are amended and restated to include the funds listed on Exhibit A attached hereto.

2.       Within the Non-Money Market Fund Fee Schedule, the section entitled “Funds” following the section entitled “Earnings Credit Arrangement” is replaced in its entirety with the section entitled “Funds” attached hereto as Exhibit B.

3.       The Agreement shall remain in full force and effect as amended by this Amendment.

IN WITNESS WHEREOF, this Amendment has been executed for and on behalf of the undersigned as of March 1, 2019.

Each of the registered investment companies or series

thereof listed on Exhibit A attached hereto

By __________________________________

Name: Deborah M. Molini

Title: Assistant Treasurer

THE BANK OF NEW YORK MELLON

By: _________________________________

Name: James Farrell

Title: Vice-President

Exhibit A

Schedule II of the Custody Agreement;

Schedule I of the Joint Trading Account Agreement;

Schedule I of the Foreign Custody Manager Agreement

Revised March 1, 2019

A.       Non-Money Market Funds

Federated Absolute Return Fund

Federated Emerging Market Debt Fund

Federated Intermediate Municipal Trust

Federated Global Strategic Value Dividend Fund

Federated Global Total Return Bond Fund

Federated Hermes Absolute Return Credit Fund

Federated Hermes Global Equity Fund

Federated Hermes Global Small Cap Fund

Federated Hermes International Equity Fund

Federated Hermes SDG Engagement Equity Fund

Federated Hermes Unconstrained Credit Fund

Federated International Bond Strategy Portfolio

Federated International Dividend Strategy Portfolio

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Federated International Strategic Value Dividend Fund

Federated MDT Large Cap Value Fund

Federated Michigan Intermediate Municipal Trust

Federated Muni and Stock Advantage Fund

Federated Municipal High Yield Advantage Fund

Federated Municipal Ultrashort Fund

Federated Municipal Bond Fund, Inc.

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Premier Municipal Income Fund

Federated Short-Intermediate Duration Municipal Trust

B.       Money Market Funds

Federated Capital Reserves Fund

Federated Government Obligations Tax-Managed Fund

Federated Government Reserves Fund

Federated U.S. Treasury Cash Reserves

Exhibit B

Amended and Restated

Section entitled “Funds”

of the Non-Money Market Fund Fee Schedule

(Exhibit D to Amendment dated November 8, 2007)

Revised March 1, 2019

FUNDS

Federated Absolute Return Fund

Federated Emerging Market Debt Fund

Federated Intermediate Municipal Trust

Federated Global Strategic Value Dividend Fund

Federated Global Total Return Bond Fund

Federated Hermes Absolute Return Credit Fund

Federated Hermes Global Equity Fund

Federated Hermes Global Small Cap Fund

Federated Hermes International Equity Fund

Federated Hermes SDG Engagement Equity Fund

Federated Hermes Unconstrained Credit Fund

Federated International Bond Strategy Portfolio

Federated International Dividend Strategy Portfolio

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Federated International Strategic Value Dividend Fund

Federated MDT Large Cap Value Fund

Federated Michigan Intermediate Municipal Trust

Federated Muni and Stock Advantage Fund

Federated Municipal High Yield Advantage Fund

Federated Municipal Ultrashort Fund

Federated Municipal Bond Fund, Inc.

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Premier Municipal Income Fund

Federated Short-Intermediate Duration Municipal Trust

TWENTY-EIGHTH AMENDMENT TO

CUSTODY AGREEMENT

THIS AMENDMENT TO CUSTODY AGREEMENT (“Amendment”) is by and between the registered investment companies listed on Schedule II to the Agreement, as may be amended from time to time, (each standalone registered investment company and each Series a “Fund” and collectively the “Funds”) and The Bank of New York Mellon (the “Custodian”).

W I T N E S S E T H:

WHEREAS, the Funds and the Custodian are parties to that certain Custody Agreement (the “Agreement”) dated June 7, 2005, as amended, and between the Funds listed on Schedule II of the Agreement, as amended and restated by Exhibit A attached hereto and the Custodian;

WHEREAS, each Fund is registered as a management investment company under the Investment Company Act of 1940, as amended;

WHEREAS, the Funds and the Custodian desire to add certain Funds to the Schedules; and

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1.       The Funds listed in Schedule II to the Agreement, Schedule I of the Joint Trading Account Agreement, and Schedule I of the Foreign Custody Manager Agreement are amended and restated to include the funds listed on Exhibit A attached hereto.

2.       Within the Non-Money Market Fund Fee Schedule, the section entitled “Funds” following the section entitled “Earnings Credit Arrangement” is replaced in its entirety with the section entitled “Funds” attached hereto as Exhibit B.

3.       The Agreement shall remain in full force and effect as amended by this Amendment.

IN WITNESS WHEREOF, this Amendment has been executed for and on behalf of the undersigned as of April 1, 2019.

Each of the registered investment companies or series

thereof listed on Exhibit A attached hereto

By:________________________________

Name: Deborah M. Molini

Title: Assistant Treasurer

THE BANK OF NEW YORK MELLON

By: _________________________________

Name: James Farrell

Title: Vice-President

Exhibit A

Schedule II of the Custody Agreement;

Schedule I of the Joint Trading Account Agreement;

Schedule I of the Foreign Custody Manager Agreement

Revised April 1, 2019

A.       Non-Money Market Funds

Federated Absolute Return Fund

Federated Emerging Market Debt Fund

Federated Intermediate Municipal Trust

Federated Global Strategic Value Dividend Fund

Federated Global Total Return Bond Fund

Federated Hermes Absolute Return Credit Fund

Federated Hermes Global Equity Fund

Federated Hermes Global Small Cap Fund

Federated Hermes International Equity Fund

Federated Hermes SDG Engagement Equity Fund

Federated Hermes Unconstrained Credit Fund

Federated International Bond Strategy Portfolio

Federated International Dividend Strategy Portfolio

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Federated International Strategic Value Dividend Fund

*Federated Max-Cap Index Fund

Federated MDT Large Cap Value Fund

*Federated Mid-Cap Index Fund

Federated Michigan Intermediate Municipal Trust

Federated Muni and Stock Advantage Fund

Federated Municipal High Yield Advantage Fund

Federated Municipal Ultrashort Fund

Federated Municipal Bond Fund, Inc.

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Premier Municipal Income Fund

Federated Short-Intermediate Duration Municipal Trust

*Federated Strategic Value Dividend Fund

B.       Money Market Funds

Federated Capital Reserves Fund

Federated Government Obligations Tax-Managed Fund

Federated Government Reserves Fund

Federated U.S. Treasury Cash Reserves

*The effective date of the Amendment is April 1, 2019, except that with respect to such Funds, it is acknowledged that BNYM may be required to establish procedures in its trade settlement system with respect to trades executed between March 28 and March 29, 2019 that may settle between April 1 and April 2, 2019.  Only with respect to these Funds and these very limited services, will the parties agree to abide by the terms of the Agreement prior to April 1, 2019.

Exhibit B

Amended and Restated

Section entitled “Funds”

of the Non-Money Market Fund Fee Schedule

(Exhibit D to Amendment dated November 8, 2007)

Revised April 1, 2019

FUNDS

Federated Absolute Return Fund

Federated Emerging Market Debt Fund

Federated Intermediate Municipal Trust

Federated Global Strategic Value Dividend Fund

Federated Global Total Return Bond Fund

Federated Hermes Absolute Return Credit Fund

Federated Hermes Global Equity Fund

Federated Hermes Global Small Cap Fund

Federated Hermes International Equity Fund

Federated Hermes SDG Engagement Equity Fund

Federated Hermes Unconstrained Credit Fund

Federated International Bond Strategy Portfolio

Federated International Dividend Strategy Portfolio

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Federated International Strategic Value Dividend Fund

*Federated Max-Cap Index Fund

Federated MDT Large Cap Value Fund

*Federated Mid-Cap Index Fund

Federated Michigan Intermediate Municipal Trust

Federated Muni and Stock Advantage Fund

Federated Municipal High Yield Advantage Fund

Federated Municipal Ultrashort Fund

Federated Municipal Bond Fund, Inc.

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Premier Municipal Income Fund

Federated Short-Intermediate Duration Municipal Trust

*Federated Strategic Value Dividend Fund

*The effective date of the Amendment is April 1, 2019, except that with respect to such Funds, it is acknowledged that BNYM may be required to establish procedures in its trade settlement system with respect to trades executed between March 28 and March 29, 2019 that may settle between April 1 and April 2, 2019.  Only with respect to these Funds and these very limited services, will the parties agree to abide by the terms of the Agreement prior to April 1, 2019.